1 39% Weighted Avg. Loan to Value 3 HPS Corporate Lending Fund Available Liquidity 4 $4.4B Dear Shareholders, HLEND is designed to deliver individual investors the core benefits of HPS’s institutional direct lending strategies – premium returns over public market investment options and durable current income across market environments . We are proud that since launching four years ago, HLEND has generated a 10.7% 1 annualized total net return to shareholders, making it one of the best, if not the best, performing non-traded BDCs over the comparable period . HLEND’s intentionally designed liquidity framework, specifically the recurring 5% quarterly share repurchase feature, is foundational to enabling these return outcomes . Without it, there would be a structural mismatch between investor capital and the expected duration of the private credit loans in which HLEND invests . In every quarter since its formation, HLEND has provided shareholders with liquidity by offering to repurchase 5% of shares outstanding . In the first quarter of 2026 , HLEND received shareholder requests to repurchase approximately 9.3% 6 of shares outstanding as of December 31, 2025 , exceeding the 5% framework for the first time since its inception . As marketed and consistent with the fund’s designed liquidity parameters, we will be fulfilling repurchase requests for 5% of shares outstanding as of December 31, 2025 (approx . $620 million). We have made this decision, like all prior decisions regarding the fund’s capital, with the best interest of all shareholders in mind. We have always grown HLEND’s capital base methodically, modulating our acceptance of new fund subscriptions to match what we perceived as the attractive forward investment opportunity set at the time. This capital discipline led us to limit monthly subscriptions multiple times rather than dilute returns to existing shareholders or compromise our underwriting standards . It is a key driver of HLEND’s strong relative returns and sound risk management . Historically, periods of uncertainty and volatility have created some of the most compelling investment opportunities within private credit markets . We believe that we are entering into that type of environment . In our judgment, preserving the fund’s available capital to lean into this perceived opportunity set, while providing liquidity to shareholders consistently with the fund’s designed parameters, is in the best interest of the fund as a whole . And we are leaning in from a position of strength . HLEND’s investment portfolio is highly diversified and conservatively positioned with 96 % first lien debt exposure, 2 a focus on large, established businesses (weighted average EBITDA of $255 million),3 and a 39 % weighted average loan to value .3 The companies within our investment portfolio grew revenue and EBITDA at 12% and 15% , respectively, on a weighted average basis over the last year, 7 and have an average interest coverage ratio of 2.2x.8 HLEND has significant liquidity, amounting to more than $4.4 billion as of February 28 , 2026 ,4 and raised approx . $840 million of subscriptions 9 in the first quarter . The fund is operating at the low end of its target leverage range of 1.0–1.25 x debt to equity, and has continued to perform for shareholders, producing a 9.1% total net return10 and a 10.1% distribution yield 11 in 2025 . As described in HLEND’s prospectus, unfulfilled repurchase requests do not carry over automatically to the next tender offer period . Shareholders with unfulfilled repurchase requests may elect to resubmit in any future quarterly tender offer window . Any shares not submitted for repurchase will remain in the distribution reinvestment plan, while any unfulfilled portion of your repurchase request will no longer participate in the DRIP . If you would like the unfulfilled portion of your repurchase request to remain in the DRIP, please contact your financial representative . We thank you for the trust you place in us as your investment fiduciary, and we are committed to continuing to deliver on HLEND’s full value proposition, including attractive risk -adjusted returns, regular monthly distributions and recurring quarterly liquidity up to 5% of fund shares . Sincerely, HPS Corporate Lending Fund 96% First Lien Senior Secured 2 10.7% Ann. Inception - to-Date Total Net Return 1 Debt to Equity 5 1.0x

2 All statistics are as of December 31, 2025 unless otherwise noted. All per share (including annualized distribution rate) and return figures are presented for Class I Common Shares, unless otherwise indicated. Performance varies by share class . Footnotes 1 As of January 31, 2026 for Class I Common Shares . Total net return is calculated as the change in monthly NAV per share during the period plus distributions per share (assuming any distributions, net of shareholder servicing fees, are reinvested in accordance with HLEND’s distribution reinvestment plan) divided by NAV per share at the beginning of the period, which is calculated after the deduction of ongoing expenses that are borne by investors, such as management fees, incentive fees, applicable shareholder servicing and/or distribution fees, interest expense, offering costs, professional fees, director fees and other general and administrative expenses . Returns are prior to the impact of any potential upfront placement fees . The information presented is for a very limited amount of time and is not representative of the long-term performance of HLEND . The inception to date total net return is 10.4% for Class D Common Shares, 10.2% for Class F Common Shares, and 9.9% for Class S Common Shares . The returns have been prepared using unaudited data and valuations of the underlying investments in the HLEND portfolio, which are estimates of fair value and form the basis for HLEND's NAV . Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated . Inception to date figures for Class S, Class F, Class D and Class I shares use the initial offering price of $25.00 . Returns for periods greater than one year (e.g., the inception-to-date and 3-year total net returns) are annualized. Inception date of Class D, Class F, and Class I is February 3, 2022 , and inception date used for Class S for purposes of the inception-to-date figures is February 3, 2022 . See footnote 12 for information . An investment in HLEND is subject to a maximum upfront placement fee of 3.5% for Class S and 2.0% for Class D, Class F and Class I, which would reduce the amount of capital available for investment, if applicable . 2 Percentage based on the aggregate fair value of the investment portfolio. Includes “last out” portions of first lien senior secured loans. The portion of HLEND’s portfolio invested in first lien senior securities may vary over time. 3 As of December 31, 2025 . Calculated with respect to all level 3 investments (or, with respect to weighted average loan to value, all level 3 debt investments) in the investment portfolio for which fair value is determined by the Investment Adviser (as defined below) (in its capacity as the investment adviser of HLEND, with assistance, at least quarterly, from a third-party valuation firm, and overseen by HLEND’s Board of Trustees), and excludes quoted assets, restructured debt and equity, investments on non-accrual status as of December 31, 2025 , and investments in joint ventures . In the case of weighted average EBITDA only, based on reported EBITDA and excludes investments with no reported EBITDA or where EBITDA, in the Investment Adviser’s judgement made in its discretion, was not a material component of the original investment thesis, such as loan- to-value-based loans or NAV -based loans. Weighted average EBITDA is weighted based on the fair value of the total applicable level 3 investments. Loan to value is calculated as net debt through each respective investment tranche in which HLEND holds an investment divided by enterprise value or value of underlying collateral of the portfolio company . Weighted average loan to value is weighted based on the fair value of the total applicable level 3 debt investments. Figures are derived from the most recent financial statements from portfolio companies . 4 Estimated as of February 28 , 2026 . Available liquidity is composed of cash and cash equivalents plus the amount of undrawn capacity across the revolving credit facilities. 5 Estimated as of February 28 , 2026 . 6 Estimated pending final transfer agent processing of tender requests . 7 Represents LTM EBITDA/revenue growth in HLEND’s debt portfolio using the latest financials available as of December 31, 2025 . Calculated with respect to all level 3 investments in the investment portfolio for which fair value is determined by the Investment Adviser (in its capacity as the investment adviser of HLEND, with assistance, at least quarterly, from a third-party valuation firm, and overseen by HLEND’s Board of Trustees), and excludes quoted assets, restructured debt and equity, investments on non-accrual status as of December 31, 2025 , and investments in joint ventures . Excludes investments with no reported EBITDA or where EBITDA, in the Investment Adviser’s judgement made in its discretion, was not a material component of the original investment thesis, such as loan-to-value-based loans, NAV -based loans. Weighted based on the fair value of the total applicable level 3 investments. Figures are derived from the most recent financial statements from portfolio companies . Excludes companies with a year-over-year reporting period of less than twelve months. 8 Interest coverage ratio of the investment portfolio, determined on a weighted average basis with respect to the applicable level 3 debt investments (as described below), and weighted based on the fair value of such level 3 debt investments, is estimated as the ratio of average last-twelve-month reported EBITDA (“LTM EBITDA”) to cash interest based on the borrowing levels and market rates as of November 28 , 2025 with respect to each level 3 debt investment in the investment portfolio for which fair value is determined by the Investment Adviser (in its capacity as the Investment Adviser of HLEND, with assistance, at least quarterly, from a third-party valuation firm, and overseen by HLEND’s Board of Trustees), and excludes quoted assets, restructured debt, investments on non-accrual status as of December 31, 2025 , and investments with no reported EBITDA or where EBITDA, in the Investment Adviser’s judgement made in its discretion, was not a material component of the original investment thesis, such as loan- to-value based loans or NAV -based loans. Portfolio company credit statistics for HLEND are derived from the most recently available portfolio company financial statements that are available as of December 31, 2025 , have not been independently verified by HLEND, may reflect a normalized or adjusted amount, and are generally about 90 days in arrears . Accordingly, HLEND makes no representation or warranty in respect of this information. EBITDA is a non-GAAP financial measure . For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the preceding 12-month period. 9 Includes subscriptions for the January 1, 2026 , February 1, 2026 , and March 1, 2026 subscription dates, as well shares acquired via the distribution reinvestment program associated with distributions declared during the quarter. March 1, 2026 subscriptions are subject to finalization by HLEND's transfer agent. Includes estimated DRIP proceeds for March 2026 . HPS Corporate Lending Fund Important Disclosures

3 HPS Corporate Lending Fund Important Disclosures 10 For the year ended December 31, 2025 for Class I Common Shares . See footnote 1 for total net return calculation. The total net return for the year ended December 31, 2025 was 8.8% for Class D Common Shares, 8.5% for Class F Common Shares, and 8.2% for Class S Common Shares . 11 Distribution yield for the year ended December 31, 2025 for Class I Common Shares . 2025 distribution yield is calculated by dividing all distributions declared for calendar year 2025 by the NAV per share on December 31, 2024 . The distribution yield for the year ended December 31, 2025 was 9.8% for Class D Common Shares, 9.6% for Class F Common Shares, and 9.2% for Class S Common Shares . Distributions declared from HLEND’s inception through December 2025 have been fully comprised of net investment income. To the extent that future distributions are comprised in part or entirely of a return of capital or sources other than net investment income, the composition of such distributions will be disclosed on the HLEND website. Please visit the dividends and tax page on the HLEND website for notices regarding distributions subject to Section 19(a) of the Investment Company Act of 1940. The payment of future distributions is subject to the discretion of HPS Advisors, LLC (the “Investment Adviser”), under delegated authority of HLEND Board of Trustees, and there can be no assurance as to the amount or timing of any such future distributions. HLEND cannot guarantee that HLEND will make distributions, and if HLEND does, HLEND may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and HLEND has no limits on the amounts HLEND may pay from such sources . A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. 12 Represents the figures attributable to Class S if Class S commenced operations at the same time as Class F, Class D and Class I. For the avoidance of doubt, Class S commenced operations on October 1, 2023 and the figures attributed to Class S for the inception -to-date annualized total net return do not constitute actual performance of Class S shares . With respect to the inception-to-date annualized figures shown for Class S, the NAV per share for purposes of the Class S figures have been assumed to equal the NAV per share of Class I shares as of the same month. For the period between November 2022 to September 2023 (i.e. the month before the commencement of Class S), total net return for Class S has been derived by deducting the Class S annual shareholder servicing and distribution fee of 0 .85 % from actual net historical distributions attributable to Class I shares during such period (assuming that the Managing Dealer of HLEND would have waived the shareholder servicing and distribution fees for Class S for the first nine months following the date on which HLEND commenced operations, as the Managing Dealer had done for Class D Common Shares and Class F Common Shares) . The inception date of Class S for purposes of annualized inception -to-date total net return is assumed to be February 3, 2022 . The actual inception-to-date annualized total net return is 10.2% for Class S common shares as of January 31, 2026

4 HPS Corporate Lending Fund Important Disclosures HPS Corporate Lending Fund (“HLEND” or the “Fund”) does not own the HPS name, but HLEND is permitted to use it as part of its corporate name pursuant to the investment advisory agreement between HLEND and HPS Advisors, LLC (the “Investment Adviser”), a wholly owned subsidiary of HPS Investment Partners, LLC (together with its affiliates, “HPS”). Use of the name by other parties or the termination of the use of the HPS name under the investment advisory agreement may harm HLEND’s business . Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this presentation is truthful or complete . Any reference to the contrary is a criminal offense . This letter must be read in conjunction with the HLEND prospectus in order to fully understand all the implications and risks of an investment in HLEND . This letter is neither an offer to sell nor a solicitation of an offer to buy securities . An offering is made only under HLEND’s registration statement filed with the Securities Exchange Commission and only by means of the prospectus, which must be made available to you prior to making a purchase of shares . Investors are advised to carefully consider the investment objectives, risks and charges and expenses of HLEND before investing. A copy of the prospectus containing this and other information about HLEND can be obtained from the SEC’s website at http://www.sec .gov and at www.HLEND .com . You are advised to obtain a copy of the prospectus and to carefully review the information contained or incorporated by reference therein before making any investment decision, including the “Risk Factors” section therein, which contains a discussion of the risks and uncertainties that HLEND believes are material to HLEND ’s business, operating results, prospects and financial condition. The information in the prospectus may be changed . Forward Looking Statement Disclosure . Certain information contained in this document constitutes “forward looking statements,” which can be identified by the use of forward looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include HLEND’s financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance . Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. HLEND believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”) which will be accessible on the SEC's website at www.sec .gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in HLEND’s prospectus and other filings. Except as otherwise required by federal securities laws, HLEND undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Additional Important Disclosures This letter was not created by any third party registered broker dealers or investment advisers who are distributing shares of HLEND (each a “Dealer”). The Dealers are not affiliated with HLEND and have not prepared the material or the information herein. Investments mentioned may not be suitable for all investors . Any product discussed herein may be purchased only after an investor has carefully reviewed the prospectus and executed the subscription documents . Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss . Opinions expressed herein reflect the current opinions of HPS as of the date set forth on the cover page (unless otherwise specified) and are based on HPS’s opinions of the current market environment, which is subject to change . In addition, this letter contains information about funds managed by HPS . Recipients of this letter should not view information related to the past performance of HPS managed funds, information about the market, or any of the opinions expressed herein as indicative of future results, the achievement of which cannot be assured . Shareholders, financial professionals and prospective investors should not rely solely upon the information presented when making an investment decision and should review the most recent prospectus, as supplemented, available at www.sec .gov or www.HLEND .com . Certain information contained in the letter discusses general market activity, industry or sector trends, or other broad based economic, market or political conditions and should not be construed as research or investment advice . Further, opinions expressed herein may differ from the opinions expressed by a Dealer and/or other businesses affiliates of a Dealer . This is not a “research report” as defined by FINRA Rule 2241 and was not prepared by the research departments of a Dealer or its affiliates. Past performance is not a guarantee of future results. Actual results may vary. Diversification of an investor’s portfolio does not assure a profit or protect against loss in a declining market. Securities offered through HPS Securities, LLC Member: FINRA/SIPC . HPS Securities, LLC is an affiliate of HPS Investment Partners, LLC and HPS Advisors, LLC .

5 HPS Corporate Lending Fund Important Disclosures Summary of Risk Factors HPS Corporate Lending Fund (“HLEND” or the “Fund”) is a non-exchange traded business development company (“BDC”) that invests at least 80 % of its total assets (net assets plus borrowings for investment purposes) in private credit investments (bonds and other credit instruments that are issued in private offerings or issued by private companies) . This investment involves a high degree of risk. You should purchase these securities only if you can afford the complete loss of your investment. You should read the prospectus carefully for a description of the risks associated with an investment in HLEND . These risks include, but are not limited to, the following: • HLEND has a limited operating history and there is no assurance that HLEND will achieve HLEND’s investment objectives . • You should not expect to be able to sell your shares regardless of how HLEND performs. • You should consider that you may not have access to the money you invest for an extended period of time. • HLEND does not intend to list its shares on any securities exchange, and HLEND does not expect a secondary market in HLEND shares to develop prior to any listing. • Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. • HLEND has implemented a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. • An investment in HLEND’s Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program” in the prospectus . • You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses” in the prospectus . • HLEND cannot guarantee that HLEND will make distributions, and if HLEND does, HLEND may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and HLEND has no limits on the amounts HLEND may pay from such sources . A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. • Distributions may also be funded in significant part, directly or indirectly, from temporary fee waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to HLEND’s affiliates will reduce future distributions to which you would otherwise be entitled. • HLEND uses and continues to expect to use leverage, which will magnify the potential for loss on amounts invested and may increase the risk of investing in HLEND . The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions. • HLEND intends to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.